ELS PERSONNEL SERVICES, LLC

                          AUDITED FINANCIAL STATEMENTS

                                December 31, 2003

TABLE OF CONTENTS

                                                                            Page

     Independent Auditor's Report                                             1

     Balance Sheet                                                            2

     Statements of Income and Member's Equity                                 3

     Statement of Cash Flows                                                  4

     Statement of Operating Expenses                                          5

     Notes to the Financial Statements                                        6

                                     [LOGO]
                      Jason F. Clausen & Associates, P.C.
                      -----------------------------------
                          certified public accountants

November 10, 2005

To the Board of Directors:

ELS Personnel Services, LLC
3235 Omni Drive
Cincinnati, OH 45245

We have audited the accompanying balance sheet of ELS Personnel Services, LLC, a wholly-owned subsidiary of Employee Leasing Services, as of December 31, 2003, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ELS Personnel Services, LLC as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Jason F. Clausen & Associates, P.C.

Jason F. Clausen & Associates, P.C.
Warren, MI 48093

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                                  BALANCE SHEET

                                     ASSETS

                                                                  December 31,
                                                                      2003
                                                                 --------------
CURRENT ASSETS
    Accounts receivable, trade (NOTE A)                          $      219,616
    Advances to employees                                                 4,610
    Prepaid expenses                                                      1,520
                                                                 --------------

        TOTAL CURRENT ASSETS                                            225,746

PROPERTY AND EQUIPMENT (NOTE B)                                          19,268
     Less accumulated depreciation                                        8,474
                                                                 --------------

        NET PROPERTY AND EQUIPMENT                                       10,794

OTHER ASSETS

    Deposits                                                              1,550
                                                                 --------------

        TOTAL OTHER ASSETS                                                1,550
                                                                 --------------

        TOTAL ASSETS                                             $      238,090
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                                   LIABILITIES

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT LIABILITIES

    Bank overdraft (NOTE A)                                      $       16,137
    Accounts payable                                                     32,884
    Payroll taxes withheld and accrued                                   59,992
    Accrued other expenses                                                1,859
    Loan payable - Related party (NOTE C)                               997,573
                                                                 --------------

        TOTAL CURRENT LIABILITIES                                     1,108,445

        TOTAL LIABILITIES                                             1,108,445

MEMBER'S EQUITY

    Member's Capital Accounts                                          (870,355)
                                                                 --------------

        TOTAL MEMBER'S EQUITY (DEFICIT)                                (870,355)
                                                                 --------------

        TOTAL LIABILITIES AND MEMBER'S EQUITY                    $      238,090
                                                                 ==============

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                    STATEMENTS OF INCOME AND MEMBER'S EQUITY

                     For the period ended December 31, 2003

REVENUE                                                          $    1,494,308

DIRECT COSTS

    Salaries - Temporaries                                              930,455
    Payroll taxes - Temporaries                                         113,004
    Workers' Compensation - Temporaries                                  18,679
    Other direct costs                                                  193,391
                                                                 --------------

        Total direct costs                                            1,255,529

GROSS PROFIT                                                            238,779

OPERATING EXPENSES                                                      463,152
                                                                 --------------

NET OPERATING INCOME (LOSS)                                           (224, 373)

OTHER INCOME
    Miscellaneous                                                            16
                                                                 --------------

        Total Other Income                                                   16

OTHER EXPENSE
    Interest expense                                                      2,842
    Miscellaneous                                                           190
                                                                 --------------

        Total Other Expenses                                              3,032
                                                                 --------------

NET INCOME (LOSS)                                                     (227, 389)

MEMBER'S EQUITY (DEFICIT), BEGINNING OF PERIOD                         (642,966)
                                                                 --------------

MEMBER'S EQUITY (DEFICIT), END OF PERIOD                         $     (870,355)
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                             STATEMENT OF CASH FLOWS

                     For the period ended December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES

    Net income (loss)                                           $     (227,389)
    Adjustments to reconcile net income
        (loss) to net cash provided by
        operating activities:
        Depreciation                                                     3,450
    (Increase)/decrease in:
        Accounts receivable, trade                                     (35,500)
        Advances to employees                                           (3,610)
        Prepaid expenses                                                (1,520)
    Increase/(decrease) in:
        Accounts payable                                                19,894
        Payroll taxes withheld and accrued                              59,992
        Accrued other expenses                                          (1,523)
                                                                --------------

            Net Cash Provided by Operating Activities                 (186,206)

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of property and equipment                                  --
                                                                --------------
            Net Cash Used in Investing Activities                           --

CASH FLOWS FROM FINANCING ACTIVITIES

    Bank overdraft                                                       9,592
    Proceeds (payments) on Loans from related party                    176,615
                                                                --------------

            Net Cash Provided (Used In) Financing Activities           186,207

NET INCREASE (DECREASE) IN CASH                                             --
                                                                --------------
CASH, BEGINNING OF YEAR CASH, END OF YEAR                                   --
                                                                ==============

SCHEDULE OF SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid for interest during period                        $        2,842


             See Auditor's Report and Notes to Financial Statements

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                         SCHEDULE OF OPERATING EXPENSES

                     For the period ended December 31, 2003

Salaries and wages                                               $      291,678
Payroll taxes                                                            25,716
Insurance:
    Group                                                                13,299
    Workers' compensation                                                   764
Advertising                                                              34,114
Auto expense                                                              1,737
Dues and subscriptions                                                      894
Utilities                                                                 1,168
Postage and delivery                                                        159
Outside service fees                                                        640
Rent (NOTE D)                                                            28,822
Repairs and maintenance                                                   2,400
Telephones                                                               18,816
Travel and entertainment                                                  6,464
Office expense                                                           20,346
Seminars and training                                                       155
Business development                                                      2,050
Depreciation                                                              3,450
Banking fees                                                              1,607
Professional fees                                                         4,953
Miscellaneous                                                               100
Bad debt expense                                                          3,820
                                                                 --------------

                                                                 $      463,152
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                           ELS PERSONNEL SERVICES, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ELS Personnel Services, LLC, Inc. (the "Company") is a wholly-owned subsidiary of Employee Leasing Services, Inc., and was organized under the laws of the State of Ohio. Operations are conducted from leased facilities located at 3235 Omni Drive, Cincinnati, OH 45245. The Company provides a full range of supplemental staffing and outsourced solutions, including solutions for temporary, temporary-to-hire, or direct hire staffing in the clerical, office administration, customer service, professional and light industrial categories.

The accounting principles followed by the Company that materially affect the determination of financial position, results of operations and cash flows are summarized below.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. In the event of a bank overdraft, such overdrafts are presented as a current liability.

Fair Value of Financial Instruments

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

Accounts Receivable

The Company presents its accounts receivable net of its allowance for doubtful accounts. At December 31, 2003, the allowance for doubtful accounts was $ 3,820.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to expenses as incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are eliminated from the accounts and any gains or losses are included in net income.

Depreciation expense is computed using the straight-line method and declining-balance methods over estimated useful lives for financial statement purposes. Asset lives for financial statement reporting of depreciation are:

            Buildings                                   7-39 years
            Furniture, fixtures and equipment           5-20 years
            Leasehold improvements                        15 years
            Vehicles                                       5 years

The Company uses the straight-line method to amortize loan origination fees over the life of the loans involved.

Income Taxes

The Company is a wholly-owned subsidiary of Employee Leasing Services, Inc., and reports all income and expenses on the consolidated form with the parent company. The parent company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company has no federal income tax liability. Instead, the stockholders are liable for individual income taxes on the respective share of the company's taxable income.


                              See Auditor's Report.

                           ELS PERSONNEL SERVICES, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Staffing and managed service revenue and the related labor costs and payroll are recorded in the period in which services are performed.

NOTE B-PROPERTY AND EQUIPMENT

Property and equipment, at cost, and related accumulated depreciation are summarized as follows:

                                                               December 31, 2003
                                                               -----------------

Office equipment                                               $          5,841
Furniture and Fixtures                                                   12,304
Leasehold improvements                                                    1,123
                                                               ----------------
      Total                                                              19,268
Less accumulated depreciation                                             8,474
                                                               ----------------

      Net property and equipment                               $         10,794
                                                               ----------------

NOTE C-RELATED PARTY TRANSACTIONS

Loan Payable

The Company maintained a loan from its parent company during the year ended December 31, 2003. The loan bears no interest and no formal agreement or repayment schedule currently exists. The amount outstanding to the Company's shareholder totaled $ 997,573 at December 31, 2003.

Lease Commitments

The Company leased one of its office locations from Surrey Mall Partners, an Ohio limited partnership. The lease was executed in the name of the parent company, and was terminated August 31, 2004. The lease required monthly payments of $625 until March 2004, and thereafter the payments required were at $650 per month. The Company used the facilities, and therefore paid the lease payments directly to the landlord, and not to the parent company.


                              See Auditor's Report.

                           ELS PERSONNEL SERVICES, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE D-OBLIGATIONS UNDER OPERATING LEASES

The Company leases an office location from Frieds L. Kerht under a one year, renewable lease, expiring January 31, 2004. The lease requires monthly rentals of $550. The Company has agreed to pay for their portion of any increases in real estate taxes, insurance, utilities, and service maintenance costs. The lease was renewed on February 1, 2004 and February 1, 2005.

The Company leases an office location from Multi-Craft Litho, Inc. under a one year, renewable lease, expiring March 13, 2004. The lease requires monthly rentals of $ 850, with increases to $900, $950, and $1,000 for first, second, and third renewal periods, respectively. The Company has agreed to pay for all utilities and insurance costs. This lease was renewed both March 13, 2004 and March 13, 2005.

Rent expense for the year ended December 31, 2003 was $ 23,494, for occupancy.

The Company rents various equipment from nonrelated parties under short-term rental arrangements.

Approximate future maximum rental payments required are as follows at December 31, 2003:

    2004                                                             $22,450
    2005                                                              17,900
                                                                     -------
    Total future maximum rental payments                             $40,350
                                                                     -------

Equipment rent expense for the year ended December 31, 2003 was $3,982.

NOTE E-SUBSEQUENT EVENT

On February 7, 2005, Resolve Staffing, Inc., entered into an equity purchase agreement ("Agreement"), to purchase ELS Personnel Services from Employee Leasing Services, Inc.


                              See Auditor's Report.

                           ELS PERSONNEL SERVICES, LLC

                          AUDITED FINANCIAL STATEMENTS

                                December 31, 2004

TABLE OF CONTENTS

                                                                            Page

     Independent Auditor's Report                                             1

     Balance Sheet                                                            2

     Statements of Income and Member's Equity                                 3

     Statement of Cash Flows                                                  4

     Statement of Operating Expenses                                          5

     Notes to the Financial Statements                                        6

                                     [LOGO]
                      Jason F. Clausen & Associates, P.C.
                      -----------------------------------
                          certified public accountants

November 10, 2005

To the Board of Directors:

ELS Personnel Services, LLC
3235 Omni Drive
Cincinnati, OH 45245

We have audited the accompanying balance sheet of ELS Personnel Services, LLC, a wholly-owned subsidiary of Employee Leasing Services, as of December 31, 2004, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ELS Personnel Services, LLC as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Jason F. Clausen & Associates, P.C.

Jason F. Clausen & Associates, P.C.
Warren, MI 48093

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                                  BALANCE SHEET

                                     ASSETS

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT ASSETS

    Cash (NOTE A)                                                $       46,996
    Accounts receivable, trade (NOTE A)                                 466,410
    Advances to employees                                                 5,373
    Prepaid expenses                                                     15,429
                                                                 --------------

                                                                        534,208
        TOTAL CURRENT ASSETS

PROPERTY AND EQUIPMENT (NOTE B)                                          19,268
    Less accumulated depreciation                                        10,994
                                                                 --------------

        NET PROPERTY AND EQUIPMENT                                        8,274

OTHER ASSETS

    Deposits                                                              3,049
                                                                 --------------

        TOTAL OTHER ASSETS                                                3,049
                                                                 --------------

        TOTAL ASSETS                                             $      545,531
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                                   LIABILITIES

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT LIABILITIES

    Accounts payable                                             $          820
    Payroll taxes withheld and accrued                                   33,547
    Accrued other expenses                                               81,446
    Loan payable - Related party (NOTE C)                             1,291,062
                                                                 --------------

        TOTAL CURRENT LIABILITIES                                     1,406,875

LONG-TERM LIABILITIES
    Notes payable, less current portion                                      --
                                                                 --------------

        TOTAL LONG-TERM LIABILITIES                                          --

        TOTAL LIABILITIES                                             1,406,875

MEMBER'S EQUITY

    Member's Capital Accounts                                          (861,344)
                                                                 --------------

        TOTAL MEMBER'S EQUITY (DEFICIT)                                (861,344)
                                                                 --------------

        TOTAL LIABILITIES AND MEMBER'S EQUITY                    $      545,531
                                                                 ==============

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                             STATEMENT OF CASH FLOWS

                      For the year ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES

    Net income (loss)                                            $        9,012
    Adjustments to reconcile net income
        (loss) to net cash provided by
        operating activities:
        Depreciation                                                      2,520
    (Increase)/decrease in:
        Accounts receivable, trade                                     (246,794)
        Advances to employees                                              (763)
        Prepaid expenses                                                (13,909)
        Deposits                                                         (1,499)
    Increase/(decrease) in:
        Accounts payable                                                (32,064)
        Payroll taxes withheld and accrued                              (26,445)
        Accrued other expenses                                           79,587
                                                                 --------------

            Net Cash Used in Operating Activities                      (230,355)

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of property and equipment                                   --
                                                                 --------------

            Net Cash Used in Investing Activities                            --

CASH FLOWS FROM FINANCING ACTIVITIES
    Bank overdraft                                                      (16,137)
    Proceeds (payments) on Loans from related party                     293,488
                                                                 --------------

            Net Cash Provided by Financing Activities                   277,351

NET INCREASE IN CASH                                                     46,996

CASH, BEGINNING OF YEAR                                                      --
                                                                 --------------

CASH, END OF YEAR                                                $       46,996
                                                                 ==============

SCHEDULE OF SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid for interest during period                         $          299


             See Auditor's Report and Notes to Financial Statements

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                    STATEMENTS OF INCOME AND MEMBER'S EQUITY

                      For the year ended December 31, 2004

REVENUE                                                          $    2,955,831

DIRECT COSTS

    Salaries - Temporaries                                            2,187,368
    Payroll taxes - Temporaries                                         219,621
    Workers' Compensation - Temporaries                                  57,423
    Other direct costs                                                  111,600
                                                                 --------------

        Total direct costs                                            2,576,012

GROSS PROFIT                                                            379,819

OPERATING EXPENSES                                                      370,508
                                                                 --------------

NET OPERATING INCOME (LOSS)                                               9,311

OTHER INCOME

    Miscellaneous                                                            --
                                                                 --------------

        Total Other Income                                                   --

OTHER EXPENSE
    Interest expense                                                        299
                                                                 --------------

        Total Other Expenses                                                299
                                                                 --------------

NET INCOME (LOSS)                                                         9,012

MEMBER'S EQUITY (DEFICIT), BEGINNING OF PERIOD                         (870,356)
                                                                 --------------

MEMBER'S EQUITY (DEFICIT), END OF PERIOD                         $     (861,344)
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                           ELS Personnel Services, LLC
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                         SCHEDULE OF OPERATING EXPENSES

                      For the year ended December 31, 2004

Salaries and wages                                               $      214,448
Payroll taxes                                                            17,011
Insurance:
    Group                                                                10,973
    Workers' compensation                                                 1,088
Advertising                                                               8,610
Auto expense                                                             13,422
Dues and subscriptions                                                      950
Utilities                                                                 3,903
Postage and delivery                                                      2,244
Printing and reproduction                                                 9,760
Outside service fees                                                        395
Rent                                                                     20,893
Repairs and maintenance                                                     645
Telephones                                                               20,463
Travel and entertainment                                                  4,552
Office expense                                                           26,404
Professional fees                                                           717
Depreciation                                                              2,520
Banking fees                                                              4,341
Software maintenance fees                                                 2,348
Miscellaneous                                                             1,251
Bad debt expense                                                          3,570
                                                                 --------------

                                                                 $      370,508
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                           ELS PERSONNEL SERVICES, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ELS Personnel Services, LLC, Inc. (the "Company') is a wholly-owned subsidiary of Employee Leasing Services, Inc., and was organized under the laws of the State of Ohio. Operations are conducted from leased facilities located at 3235 Omni Drive, Cincinnati, OH 45245. The Company provides a full range of supplemental staffing and outsourced solutions, including solutions for temporary, temporary-to-hire, or direct hire staffing in the clerical, office administration, customer service, professional and light industrial categories.

The accounting principles followed by the Company that materially affect the determination of financial position, results of operations and cash flows are summarized below.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. In the event of a bank overdraft, such overdrafts are presented as a current liability.

Fair Value of Financial Instruments

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

Accounts Receivable

The Company presents its accounts receivable net of its allowance for doubtful accounts. At December 31, 2004, the allowance for doubtful accounts was $ 7,390.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to expenses as incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are eliminated from the accounts and any gains or losses are included in net income.

Depreciation expense is computed using the straight-line method and declining-balance methods over estimated useful lives for financial statement purposes. Asset lives for financial statement reporting of depreciation are:

            Buildings                                   7-39 years
            Furniture, fixtures and equipment           5-20 years
            Leasehold improvements                        15 years
            Vehicles                                       5 years

The Company uses the straight-line method to amortize loan origination fees over the life of the loans involved.

Income Taxes

The Company is a wholly-owned subsidiary of Employee Leasing Services, Inc., and reports all income and expenses on the consolidated form with the parent company. The parent company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company has no federal income tax liability. Instead, the stockholders are liable for individual income taxes on the respective share of the company's taxable income.


                              See Auditor's Report.

                           ELS PERSONNEL SERVICES, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Staffing and managed service revenue and the related labor costs and payroll are recorded in the period in which services are performed.

NOTE B-PROPERTY AND EQUIPMENT

Property and equipment, at cost, and related accumulated depreciation are summarized as follows:

                                                              December 31, 2004
                                                              -----------------
Office equipment                                              $           5,841
Furniture and Fixtures                                                   12,304
Leasehold improvements                                                    1,123
                                                              -----------------
    Total                                                                19,268
Less accumulated depreciation                                            10,994
                                                              -----------------

    Net property and equipment                                $           8,274
                                                              -----------------

NOTE C-RELATED PARTY TRANSACTIONS Loan Payable

The Company maintained a loan from its parent company during the year ended December 31, 2004. The loan bears no interest and no formal agreement or repayment schedule currently exists. The amount outstanding to the Company's shareholder totaled $ 1,291,062 at December 31, 2004.

Lease Commitments

The Company leased one of its office locations from Surrey Mall Partners, an Ohio limited partnership. The lease was executed in the name of the parent company, and was terminated August 31, 2004. The lease required monthly payments of $625 until March 2004, and thereafter the payments required were at $650 per month. The Company used the facilities, and therefore paid the lease payments directly to the landlord, and not to the parent company.


                              See Auditor's Report.

                           ELS PERSONNEL SERVICES, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE D-OBLIGATIONS UNDER OPERATING LEASES

The Company leases an office location from Frieds L. Kerht under a one year, renewable lease, expiring January 31, 2004. The lease requires monthly rentals of $550. The Company has agreed to pay for their portion of any increases in real estate taxes, insurance, utilities, and service maintenance costs. The lease was renewed on February 1, 2004 and February 1, 2005.

The Company leases an office location from Multi-Craft Litho, Inc. under a one year, renewable lease, expiring March 13, 2004. The lease requires monthly rentals of $ 850, with increases to $900, $950, and $1,000 for first, second, and third renewal periods, respectively. The Company has agreed to pay for all utilities and insurance costs. This lease was renewed both March 13, 2004 and March 13, 2005.

Rent expense for the year ended December 31, 2004 was $ 20,268, for occupancy.

The Company rents various equipment from nonrelated parties under short-term rental arrangements.

Approximate future maximum rental payments required are as follows at December 31, 2004:

    2005                                                                 $17,900
                                                                         -------

    Total future maximum rental payments                                 $17,900
                                                                         -------

NOTE E-SUBSEQUENT EVENT

On February 7, 2005, Resolve Staffing, Inc., entered into an equity purchase agreement ("Agreement"), to purchase ELS Personnel Services from Employee Leasing Services, Inc.


                              See Auditor's Report.

                          FIVE STAR STAFFING (NY), INC.

                          AUDITED FINANCIAL STATEMENTS

                                December 31, 2004

TABLE OF CONTENTS

                                                                            Page

     Independent Auditor's Report                                             1

     Balance Sheet                                                            2

     Statements of Income and Member's Equity                                 3

     Statement of Cash Flows                                                  4

     Statement of Operating Expenses                                          5

     Notes to the Financial Statements                                        6

                                     [LOGO]
                      Jason F. Clausen & Associates, P.C.
                      -----------------------------------
                          certified public accountants

November 10, 2005

To the Board of Directors:

Five Star Staffing (NY), Inc.
3235 Omni Drive
Cincinnati, OH 45245

We have audited the accompanying balance sheet of Five Star Staffing (NY), Inc., a wholly-owned subsidiary of Employee Leasing Services, as of December 31, 2004, and the related statements of income, retained earnings, and cash flows for the two months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Five Star Staffing (NY), Inc. as of December 31, 2004, and the results of its operations and its cash flows for the two months then ended in conformity with generally accepted accounting principles.


/s/ Jason F. Clausen & Associates, P.C.

Jason F. Clausen & Associates, P.C.
Warren, MI 48093

                       Five Star Staffing (New York), Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                                  BALANCE SHEET

                                     ASSETS

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT ASSETS

    Cash (NOTE A)                                                $       20,171
    Accounts receivable, trade (NOTE A)                                 131,663
    Accounts receivable, other                                            7,945
    Advances to employees                                                   100
    Prepaid expenses                                                     27,979
                                                                 --------------

        TOTAL CURRENT ASSETS                                            187,858

PROPERTY AND EQUIPMENT (NOTE B)                                          40,232
    Less accumulated depreciation                                        18,622
                                                                 --------------

        NET PROPERTY AND EQUIPMENT                                       21,610

OTHER ASSETS

    Deposits                                                              9,485
    Goodwill                                                            640,000
                                                                 --------------

        TOTAL OTHER ASSETS                                              649,485
                                                                 --------------

        TOTAL ASSETS                                             $      858,953
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                                   LIABILITIES

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT LIABILITIES
    Accounts payable                                                     12,191
    Payroll taxes withheld and accrued                                   17,512
    Accrued other expenses                                                8,210
    Loan payable - Related party (NOTE C)                               149,227
                                                                 --------------

        TOTAL CURRENT LIABILITIES                                       187,140

        TOTAL LIABILITIES                                               187,140

STOCKHOLDER'S EQUITY

                                                                             10
    Common stock
    Additional paid in capital                                          989,951
    Retained earnings                                                  (318,148)
                                                                 --------------

        TOTAL STOCKHOLDER'S EQUITY                                      671,813
                                                                 --------------

        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $      858,953
                                                                 ==============

                       Five Star Staffing (New York), Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                   For the two months ended December 31, 2004

REVENUE                                                          $      231,737

DIRECT COSTS

    Salaries - Temporaries                                              142,394
    Payroll taxes - Temporaries                                          26,755
    Workers' Compensation - Temporaries                                   1,430
    Other direct costs                                                    6,609
                                                                 --------------

        Total direct costs                                              177,188

GROSS PROFIT                                                             54,549

OPERATING EXPENSES                                                      109,338
                                                                 --------------

NET OPERATING INCOME (LOSS)                                             (54,789)
OTHER INCOME
    Miscellaneous                                                            --
                                                                 --------------

        Total Other Income                                                   --

OTHER EXPENSE
    Interest expense                                                         --
    Miscellaneous                                                            --

        Total Other Expenses                                                 --
                                                                 --------------

NET INCOME (LOSS)                                                       (54,789)

RETAINED EARNINGS, BEGINNING OF PERIOD                                  (89,267)

LESS: CURRENT PERIOD DISTRIBUTIONS                                      174,092
                                                                 --------------

RETAINED EARNINGS, END OF PERIOD                                 $     (318,148)
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                       Five Star Staffing (New York), Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                             STATEMENT OF CASH FLOWS

                   For the two months ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES

    Net income (loss)                                            $      (54,789)
    Adjustments to reconcile net income
        (loss) to net cash provided by
        operating activities:
        Depreciation                                                      1,600
    (Increase)/decrease in:
        Accounts receivable, trade                                       12,517
        Accounts receivable, other                                       (7,945)
        Advances to employees                                              (100)
        Prepaid expenses                                                 33,364
        Other assets                                                        162
    Increase/(decrease) in:
        Accounts payable                                                 12,191
        Payroll taxes withheld and accrued                                9,914
        Accrued other expenses                                            8,210
                                                                 --------------

            Net Cash Provided by Operating Activities                    15,124

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of property and equipment                                   --
                                                                 --------------

            Net Cash Used in Investing Activities                            --

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds (payments) on Loans from related party                     149,227
    Shareholder distributions paid                                     (174,092)
                                                                 --------------

            Net Cash Provided (Used In) Financing Activities            (24,865)

NET INCREASE (DECREASE) IN CASH                                          (9,741)

CASH, BEGINNING OF YEAR                                                  29,912
                                                                 --------------

CASH, END OF YEAR                                                $       20,171
                                                                 ==============
SCHEDULE OF SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid for interest during period                         $           --


             See Auditor's Report and Notes to Financial Statements

                       Five Star Staffing (New York), Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                         SCHEDULE OF OPERATING EXPENSES

                   For the two months ended December 31, 2004

Salaries and wages                                               $       35,945
Payroll taxes                                                             3,151
Insurance:
    Group                                                                 1,601
    Property and casualty                                                39,343
    Workers' compensation                                                   215
Advertising                                                               2,996
Auto expense                                                                600
Dues and subscriptions                                                    1,311
Utilities                                                                   290
Postage and delivery                                                         21
Printing and reproduction                                                 2,585
Outside service fees                                                      5,025
Rent                                                                      3,766
Repairs and maintenance                                                      94
Telephones                                                                2,246
Travel and entertainment                                                  1,646
Office expense                                                            1,398
Depreciation                                                              1,600
Banking fees                                                                165
Property taxes
Professional fees                                                         3,744
Miscellaneous                                                               162
Software maintenance                                                      1,434
                                                                 --------------

                                                                 $      109,338
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                         FIVE STAR STAFFING (NY), INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Five Star Staffing (NY), Inc., Inc. (the "Company") is a wholly-owned subsidiary of Employee Leasing Services, Inc. (ELS), and was organized under the laws of the State of Ohio. Operations are conducted from leased facilities located at 3235 Omni Drive, Cincinnati, OH 45245. The Company provides a full range of supplemental staffing and outsourced solutions, including solutions for temporary, temporary-to-hire, or direct hire staffing in the clerical, office administration, customer service, professional and light industrial categories. Five Star Staffing (NY), Inc. was purchase by (ELS) on November 1, 2004.

The accounting principles followed by the Company that materially affect the determination of financial position, results of operations and cash flows are summarized below.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. In the event of a bank overdraft, such overdrafts are presented as a current liability.

Fair Value of Financial Instruments

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

Accounts Receivable

The Company presents its accounts receivable net of its allowance for doubtful accounts. At December 31, 2004, the allowance for doubtful accounts was $ 580.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to expenses as incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are eliminated from the accounts and any gains or losses are included in net income.

Depreciation expense is computed using the straight-line method and declining-balance methods over estimated useful lives for financial statement purposes. Asset lives for financial statement reporting of depreciation are:

            Buildings                                   7-39 years
            Furniture, fixtures and equipment           5-20 years
            Leasehold improvements                        15 years
            Vehicles                                       5 years

The Company uses the straight-line method to amortize loan origination fees over the life of the loans involved.

Income Taxes

The Company is a wholly-owned subsidiary of Employee Leasing Services, Inc., and reports all income and expenses on the consolidated form with the parent company. The parent company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company has no federal income tax liability. Instead, the stockholders are liable for individual income taxes on the respective share of the company's taxable income.


                              See Auditor's Report.

                          FIVE STAR STAFFING (NY), INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Staffing and managed service revenue and the related labor costs and payroll are recorded in the period in which services are performed.

NOTE B-PROPERTY AND EQUIPMENT

Property and equipment, at cost, and related accumulated depreciation are summarized as follows:

                                                              December 31. 2004
                                                              -----------------
Office equipment                                              $          25,328
Furniture and Fixtures                                                   14,904
                                                              -----------------
      Total                                                              40,232
Less accumulated depreciation                                            18,622
                                                              -----------------

      Net property and equipment                              $          21,611
                                                              -----------------

NOTE C-RELATED PARTY TRANSACTIONS

Loan Payable

The Company maintained a loan from its parent company during the year ended December 31, 2004. The loan bears no interest and no formal agreement or repayment schedule currently exists. The amount outstanding to the Company's shareholder totaled $ 149,227 at December 31, 2004.


                              See Auditor's Report.

                          FIVE STAR STAFFING (NY), INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE D-OBLIGATIONS UNDER OPERATING LEASES

The Company leases an office location from Shivom Enterprises, LLC, under a three year lease, expiring June 30, 2007. The lease requires monthly rentals of $550. The Company has agreed to pay for their portion of real estate taxes, insurance, utilities, and service maintenance costs. The lease was terminated on July 31, 2005.

The Company leases an office location from North Shore Plaza, LLC, under a five year lease, expiring July 2006. The lease requires monthly rentals of $ 2,755. The Company has agreed to pay for their portion of real estate taxes, insurance, utilities, and service maintenance costs.

Rent expense for the two months ended December 31, 2004 was $ 3,766, for occupancy.

The Company rents various equipment from nonrelated parties under short-term rental arrangements. Approximate future maximum rental payments required are as follows at December 31, 2004:

    2005                                                             $36,910
    2006                                                              16,530
                                                                     -------

    Total future maximum rental payments                             $53,440
                                                                     -------

NOTE E-SUBSEQUENT EVENT

On February 7, 2005, Resolve Staffing, Inc., entered into an equity purchase agreement ("Agreement"), to purchase Five Star Staffing (NY), Inc. from Employee Leasing Services, Inc.


                              See Auditor's Report.

                            FIVE STAR STAFFING, INC.

                          AUDITED FINANCIAL STATEMENTS

                                December 31, 2004

TABLE OF CONTENTS

                                                                            Page

     Independent Auditor's Report                                             1

     Balance Sheet                                                            2

     Statements of Income and Member's Equity                                 3

     Statement of Cash Flows                                                  4

     Statement of Operating Expenses                                          5

     Notes to the Financial Statements                                        6

                                     [LOGO]
                      Jason F. Clausen & Associates, P.C.
                      -----------------------------------
                          certified public accountants

November 10, 2005

To the Board of Directors:

Five Star Staffing, Inc.
3235 Omni Drive
Cincinnati, OH 45245

We have audited the accompanying balance sheet of Five Star Staffing, Inc., a wholly-owned subsidiary of Employee Leasing Services, as of December 31, 2004, and the related statements of income, retained earnings, and cash flows for the five months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Five Star Staffing, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the five months then ended in conformity with generally accepted accounting principles.


/s/ Jason F. Clausen & Associates, P.C.

Jason F. Clausen & Associates, P.C.
Warren, MI 48093

                            Five Star Staffing, Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                                  BALANCE SHEET

                                     ASSETS

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT ASSETS

    Accounts receivable, trade (NOTE A)                          $      401,063
    Accounts receivable, other
    Advances to employees                                                 2,083
    Prepaid expenses                                                    398,637
    Loan receivable - Related party (NOTE C)                            560,193
                                                                 --------------

        TOTAL CURRENT ASSETS                                          1,361,976

PROPERTY AND EQUIPMENT (NOTE B)                                         252,797
    Less accumulated depreciation                                       132,726
                                                                 --------------

        NET PROPERTY AND EQUIPMENT                                      120,071

OTHER ASSETS

    Deposits                                                              8,943
                                                                 --------------

        TOTAL OTHER ASSETS                                                8,943
                                                                 --------------

        TOTAL ASSETS                                             $    1,490,990
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                                   LIABILITIES

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT LIABILITIES

    Bank overdraft (NOTE A)                                      $       37,871
    Notes payable, current portion (NOTE E)                             125,621
    Lines of credit (NOTE F)                                            400,000
    Accounts payable                                                     18,271
    Payroll taxes withheld and accrued                                   71,704
    Accrued other expenses                                              170,232
                                                                 --------------

        TOTAL CURRENT LIABILITIES                                       823,699

LONG-TERM LIABILITIES (NOTE E)
    Notes payable, less current portion                                 393,556
                                                                 --------------

                                                                        393,556
        TOTAL LONG-TERM LIABILITIES

        TOTAL LIABILITIES                                             1,217,255

STOCKHOLDER'S EQUITY

    Common stock                                                            100
    Additional paid in capital                                              937
    Retained earnings                                                   272,698
                                                                 --------------

        TOTAL STOCKHOLDER'S EQUITY                                      273,735
                                                                 --------------

        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $    1,490,990
                                                                 ==============

                            Five Star Staffing, Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                   For the five months ended December 31, 2004

REVENUE                                                          $    1,042,340

DIRECT COSTS

    Salaries - Temporaries                                              662,590
    Payroll taxes - Temporaries                                          67,428
    Workers' Compensation - Temporaries                                  39,036
    Other direct costs                                                    3,773
                                                                 --------------

        Total direct costs                                              772,827

GROSS PROFIT                                                            269,513

OPERATING EXPENSES                                                      262,677
                                                                 --------------

NET OPERATING INCOME (LOSS)                                               6,836

OTHER INCOME                                                                 --
    Miscellaneous                                                            --
                                                                 --------------

        Total Other Income                                                   --

OTHER EXPENSE
    Interest expense                                                     12,861
    Miscellaneous                                                            --
                                                                 --------------

             Total Other Expenses                                        12,861
                                                                 --------------

NET INCOME (LOSS)                                                        (6,025)

RETAINED EARNINGS, BEGINNING OF PERIOD                                  596,081

LESS: CURRENT PERIOD DISTRIBUTIONS                                      317,358
                                                                 --------------

RETAINED EARNINGS, END OF PERIOD                                 $      272,698
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                            Five Star Staffing, Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                             STATEMENT OF CASH FLOWS

                   For the five months ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES

    Net income (loss)                                            $       (6,025)
    Adjustments to reconcile net income
        (loss) to net cash provided by
        operating activities:
        Depreciation                                                      6,000
    (Increase)/decrease in:
        Accounts receivable, trade                                     (133,787)
        Advances to employees                                            (2,083)
        Prepaid expenses                                               (244,161)
        Deposits                                                         (2,438)
    Increase/(decrease) in:
        Accounts payable                                                 18,271
        Payroll taxes withheld and accrued                               64,603
        Accrued other expenses                                          170,041
                                                                 --------------

            Net Cash Provided by Operating Activities                  (129,579)

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of property and equipment                                   --
                                                                 --------------

            Net Cash Used in Investing Activities                            --

CASH FLOWS FROM FINANCING ACTIVITIES
    Bank overdraft                                                       37,871
    Proceeds from line of credit (net)                                  400,000
    Proceeds from Long-Term Borrowings (net)                            519,177
    Proceeds (payments) on Loans from related party                    (560,193)
    Shareholder distributions paid                                     (317,358)
                                                                 --------------

            Net Cash Provided (Used In) Financing Activities             79,497

NET INCREASE (DECREASE) IN CASH                                         (50,082)

CASH, BEGINNING OF YEAR                                                  50,082
                                                                 --------------

CASH, END OF YEAR                                                $           --
                                                                 --------------

SCHEDULE OF SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid for interest during period                         $       12,861


             See Auditor's Report and Notes to Financial Statements

                            Five Star Staffing, Inc.
         (A wholly owned subsidiary of Employee Leasing Services, Inc.)
                         SCHEDULE OF OPERATING EXPENSES

                   For the five months ended December 31, 2004

Salaries and wages                                               $      114,030
Payroll taxes                                                             9,444
Insurance:
    Group                                                                11,886
    Property and casualty
    Workers' compensation                                                   253
Advertising                                                               9,049
Auto expense                                                              2,571
Dues and subscriptions                                                    1,083
Utilities                                                                 3,489
Postage and delivery                                                      3,260
Printing and reproduction                                                10,453
Outside service fees                                                     11,064
Rent                                                                     23,944
Repairs and maintenance                                                     226
Telephones                                                               11,282
Travel and entertainment                                                     63
Office expense                                                            5,903
Depreciation                                                              6,000
Banking fees                                                              1,747
Property taxes                                                            2,752
Professional fees                                                        30,631
Miscellaneous                                                                82
Software maintenance                                                        860
Bad debt reserve                                                          2,605
                                                                 --------------

                                                                 $      262,677
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                            FIVE STAR STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Five Star Staffing, Inc., Inc. (the "Company") is a wholly-owned subsidiary of Employee Leasing Services, Inc. (ELS), and was organized under the laws of the State of Ohio. Operations are conducted from leased facilities located at 3235 Omni Drive, Cincinnati, OH 45245. The Company provides a full range of supplemental staffing and outsourced solutions, including solutions for temporary, temporary-to-hire, or direct hire staffing in the clerical, office administration, customer service, professional and light industrial categories. Five Star Staffing, Inc. was purchase by (ELS) on August 1, 2004.

The accounting principles followed by the Company that materially affect the determination of financial position, results of operations and cash flows are summarized below.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. In the event of a bank overdraft, such overdrafts are presented as a current liability.

Fair Value of Financial Instruments

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

Accounts Receivable

The Company presents its accounts receivable net of its allowance for doubtful accounts. At December 31, 2004, the allowance for doubtful accounts was $ 2,605.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to expenses as incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are eliminated from the accounts and any gains or losses are included in net income.

Depreciation expense is computed using the straight-line method and declining-balance methods over estimated useful lives for financial statement purposes. Asset lives for financial statement reporting of depreciation are:

            Buildings                                   7-39 years
            Furniture, fixtures and equipment           5-20 years
            Leasehold improvements                        15 years
            Vehicles                                       5 years

The Company uses the straight-line method to amortize loan origination fees over the life of the loans involved.

Income Taxes

The Company is a wholly-owned subsidiary of Employee Leasing Services, Inc., and reports all income and expenses on the consolidated form with the parent company. The parent company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company has no federal income tax liability. Instead, the stockholders are liable for individual income taxes on the respective share of the company's taxable income.


                              See Auditor's Report.

                            FIVE STAR STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Staffing and managed service revenue and the related labor costs and payroll are recorded in the period in which services are performed.

NOTE B-PROPERTY AND EQUIPMENT

Property and equipment, at cost, and related accumulated depreciation are summarized as follows:

                                                              December 31. 2004
                                                              -----------------

Office equipment                                              $         122,197
Furniture and Fixtures                                                   84,607
Leasehold Improvements                                                   45,994
                                                              -----------------
      Total                                                             252,797
Less accumulated depreciation                                           132,726
                                                              -----------------

      Net property and equipment                              $         120,071
                                                              -----------------

NOTE C-RELATED PARTY TRANSACTIONS Loan Receivable

The Company maintained a loan to its parent company during the year ended December 31, 2004. The loan bears no interest and no formal agreement or repayment schedule currently exists. The amount outstanding from the Company's shareholder totaled $ 560,193 at December 31, 2004.


                              See Auditor's Report.

                            FIVE STAR STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE D-OBLIGATIONS UNDER OPERATING LEASES

The Company leases an office location from Luigi and Angela Murdocca, under a three year lease, expiring March 31, 2007. The lease requires monthly rentals of $1,155, with annual increases at 5%. The Company has agreed to pay for their portion of real estate taxes, insurance, utilities, and service maintenance costs.

The Company leases an office location from West Glen Investments, LLC, under a three year lease, expiring February 2005, renewable at three year option. The lease requires monthly rentals of $ 1,129. The Company has agreed to pay for their portion of real estate taxes, insurance, utilities, and service maintenance costs, and as of the report date has renewed their lease.

The Company leased an office location from New Plan Excel Realty Trust, under a one year and six month lease, expiring October 2004. The lease requires monthly rentals of $ 3,200. The Company has agreed to pay for their portion of real estate taxes, insurance, utilities, and service maintenance costs, and as of the report date has terminated their lease.

Rent expense for the five months ended December 31, 2004 was $ 23,944, for occupancy. Approximate future maximum rental payments required are as follows at December 31, 2004:

    2005                                                             $27,408
    2006                                                              27,408
    2007                                                              27,408
                                                                     -------

    Total future maximum rental payments                             $82,224
                                                                     -------

NOTE E-NOTES PAYABLE

                                                                        December 31, 2004
Note payable with A.I. Credit Corp.; interest is computed at 5.25%      $          43,614
per annum; payable in 10 equal monthly installments of $3,797, beginning 2/1/2005, and downpayment of $6,542; secured by loan proceeds, and downpayment

Note payable with Fifth Third Bank; interest is computed at 6.6%                  475 563
per annum; payable in 59 equal installments of $ 9,485.00 until         -----------------
September 2009; secured by all assets of the corporation

                                                                        $         519,177
                                                                        =================

Total Long term debt      $519,177

Less current portion       125,621
                          --------

Long-term portion         $393,556
                          ========


                              See Auditor's Report.

                            FIVE STAR STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE E-NOTES PAYABLE (CONTINUED)

Estimated maturities of the notes payable with subsequent activity are as follows:

2005                                                                    $125,621
2006                                                                      95,289
2007                                                                     101,720
2008                                                                     108,696
2009                                                                      83 621
                                                                        --------

Total                                                                   $519,177
                                                                        ========

NOTE F-SHORT TERM DEBT

The Company obtained financing from Fifth Third Bank in the form of a revolving note with a limit of $400,000. The note bears interest at the Bank's prime rate. The line of credit is secured by all assets of the corporation. The amount outstanding at December 31, 2004 was $ 400,000.

NOTE G-SUBSEQUENT EVENT

On February 7, 2005, Resolve Staffing, Inc., entered into an equity purchase agreement ("Agreement"), to purchase Five Star Staffing, Inc. from Employee Leasing Services, Inc.


                              See Auditor's Report.

                        AMERICAN STAFFING RESOURCES, LTD

                          AUDITED FINANCIAL STATEMENTS

                                December 31, 2004

TABLE OF CONTENTS

                                                                            Page
     Independent Auditor's Report                                             1

     Balance Sheet                                                            2

     Statements of Income and Member's Equity                                 3

     Statement of Cash Flows                                                  4

     Statement of Operating Expenses                                          5

     Notes to the Financial Statements                                        6

                                     [LOGO]
                      Jason F. Clausen & Associates, P.C.
                      -----------------------------------
                          certified public accountants

November 10, 2005

To the Board of Directors:

American Staffing Resources, LTD
3235 Omni Drive
Cincinnati, OH 45245

We have audited the accompanying balance sheet of American Staffing Resources, LTD, a wholly-owned subsidiary of Employee Leasing Services, as of December 31, 2004, and the related statements of income, retained earnings, and cash flows for the two months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Staffing Resources, LTD as of December 31, 2004, and the results of its operations and its cash flows for the two months then ended in conformity with generally accepted accounting principles.


/s/ Jason F. Clausen & Associates, P.C.

Jason F. Clausen & Associates, P.C.
Warren, MI 48093

                        American Staffing Resources, LTD
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                                  BALANCE SHEET

                                     ASSETS

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT ASSETS

    Cash (NOTE A)                                                $        8,189
    Accounts receivable, trade (NOTE A)                                  47,441
    Prepaid expenses                                                      3,285
                                                                 --------------

        TOTAL CURRENT ASSETS                                             58,915
                                                                 --------------

        TOTAL ASSETS                                             $       58,915
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                                   LIABILITIES

                                                                  December 31,
                                                                      2004
                                                                 --------------
CURRENT LIABILITIES

    Accounts payable                                                      6,463
    Payroll taxes withheld and accrued                                   10,009
    Accrued other expenses                                                2,608
    Loan payable - Related party                                         43,937
                                                                 --------------

        TOTAL CURRENT LIABILITIES                                        63,017
                                                                 --------------

        TOTAL LIABILITIES                                                63,017
                                                                 --------------

STOCKHOLDER'S EQUITY

    Common stock                                                             --
    Additional paid in capital                                               --
    Retained earnings                                                    (4,102)
                                                                 --------------

        TOTAL STOCKHOLDER'S EQUITY                                       (4,102)
                                                                 --------------

        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $       58,915
                                                                 ==============

                        American Staffing Resources, LTD
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                   For the two months ended December 31, 2004

REVENUE                                                          $       54,098

DIRECT COSTS

    Salaries - Temporaries                                               35,534
    Payroll taxes - Temporaries                                           5,317
    Workers' Compensation - Temporaries                                     286
    Other direct costs                                                       --
                                                                 --------------

        Total direct costs                                               41,137

GROSS PROFIT                                                             12,961

OPERATING EXPENSES                                                       17,063
                                                                 --------------

NET OPERATING INCOME (LOSS)                                              (4,102)

OTHER INCOME
    Miscellaneous                                                            --
                                                                 --------------

        Total Other Income                                                   --

OTHER EXPENSE
    Interest expense                                                         --
    Miscellaneous                                                            --
                                                                 --------------

        Total Other Expenses                                                 --
                                                                 --------------

NET INCOME (LOSS)                                                        (4,102)

RETAINED EARNINGS, BEGINNING OF PERIOD                                       --

LESS: CURRENT PERIOD DISTRIBUTIONS                                           --
                                                                 --------------

RETAINED EARNINGS, END OF PERIOD                                 $       (4,102)
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                        American Staffing Resources, LTD
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                            STATEMENT OF CASH FLOWS

                   For the two months ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES

    Net income (loss)                                            $       (4,102)
    Adjustments to reconcile net income
        (loss) to net cash provided by
        operating activities:
        Depreciation                                                         --
    (Increase)/decrease in:
        Accounts receivable, trade                                      (47,441)
        Prepaid expenses                                                 (3,285)
    Increase/(decrease) in:
        Accounts payable                                                  6,463
        Payroll taxes withheld and accrued                               10,009
        Accrued other expenses                                            2,608
                                                                 --------------

            Net Cash Provided by Operating Activities                   (35,748)

CASH FLOWS FROM INVESTING ACTIVITIES

        Purchase of property and equipment                                   --
                                                                 --------------

            Net Cash Used in Investing Activities                            --

CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds (payments) on Loans from related party                      43,937
    Shareholder distributions paid                                           --
                                                                 --------------

            Net Cash Provided (Used In) Financing Activities             43,937

NET INCREASE (DECREASE) IN CASH                                           8,189

CASH, BEGINNING OF YEAR                                                      --
                                                                 --------------

CASH, END OF YEAR                                                $        8,189
                                                                 ==============
SCHEDULE OF SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid for interest during period                         $           --


             See Auditor's Report and Notes to Financial Statements

                        American Staffing Resources, LTD
         (A wholly-owned subsidiary of Employee Leasing Services, Inc.)
                         SCHEDULE OF OPERATING EXPENSES

                   For the two months ended December 31, 2004

Salaries and wages                                               $        7,907
Payroll taxes
Insurance:
    Group
    Property and casualty                                                   660
    Workers' compensation
Advertising                                                               3,878
Auto expense                                                              1,005
Postage and delivery                                                         72
Outside service fees                                                        300
Rent                                                                      1,822
Telephones                                                                1,210
Banking fees                                                                 39
Miscellaneous                                                                45
Bad debt reserve                                                            125
                                                                 --------------

                                                                 $       17,063
                                                                 ==============


             See Auditor's Report and Notes to Financial Statements

                        AMERICAN STAFFING RESOURCES, LTD
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American Staffing Resources, LTD, Inc. (the "Company') is a wholly-owned subsidiary of Employee Leasing Services, Inc., and was organized under the laws of the State of Ohio. Operations are conducted from leased facilities located at 3235 Omni Drive, Cincinnati, OH 45245. The Company provides a full range of supplemental staffing and outsourced solutions, including solutions for temporary, temporary-to-hire, or direct hire staffing in the clerical, office administration, customer service, professional and light industrial categories.

The accounting principles followed by the Company that materially affect the determination of financial position, results of operations and cash flows are summarized below.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. In the event of a bank overdraft, such overdrafts are presented as a current liability.

Fair Value of Financial Instruments

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

Accounts Receivable

The Company presents its accounts receivable net of its allowance for doubtful accounts. At December 31, 2004, the allowance for doubtful accounts was $ 125.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to expenses as incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are eliminated from the accounts and any gains or losses are included in net income.

Depreciation expense is computed using the straight-line method and declining-balance methods over estimated useful lives for financial statement purposes. Asset lives for financial statement reporting of depreciation are:

            Buildings                                   7-39 years
            Furniture, fixtures and equipment           5-20 years
            Leasehold improvements                        15 years
            Vehicles                                       5 years

The Company uses the straight-line method to amortize loan origination fees over the life of the loans involved.

Income Taxes

The Company is a wholly-owned subsidiary of Employee Leasing Services, Inc., and reports all income and expenses on the consolidated form with the parent company. The parent company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company has no federal income tax liability. Instead, the stockholders are liable for individual income taxes on the respective share of the company's taxable income.


                              See Auditor's Report.

                        AMERICAN STAFFING RESOURCES, LTD
                          NOTES TO FINANCIAL STATEMENTS

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Staffing and managed service revenue and the related labor costs and payroll are recorded in the period in which services are performed.

NOTE B-RELATED PARTY TRANSACTIONS

Loan Payable

The Company maintained a loan from its parent company during the year ended December 31, 2004. The loan bears no interest and no formal agreement or repayment schedule currently exists. The amount outstanding to the Company's shareholder totaled $ 43,937 at December 31, 2004.

NOTE C-SUBSEQUENT EVENT

On February 7, 2005, Resolve Staffing, Inc., entered into an equity purchase agreement ("Agreement"), to purchase American Staffing Resources, LTD from Employee Leasing Services, Inc.


                              See Auditor's Report.
                                       7